SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Current Report on Form 8-K (Report). Information contained herein relating to an individual Registrant is furnished by such registrant on its own behalf. Each Registrant makes representations only as to information relating to itself.

CAUTIONARY STATEMENTS REGARDING CERTAIN FORWARD-LOOKING INFORMATION
Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the comprehensive energy plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry and Great Plains Energy; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; application of critical accounting policies, including, but not limited to, those related to derivatives and pension liabilities; workforce risks including compensation and benefits costs; performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Part I Item 1A. Risk Factors included in the Registrants’ 2005 Form 10-K and Part II Item 1A. Risk Factors included in the Registrants’ Form 10-Q for the quarter ended June 30, 2006, should be carefully read for further understanding of potential risks to the companies. Other periodic reports filed by the Registrants with the Securities and Exchange Commission should also be read for more information regarding risk factors.

Item 1.01	Entry into a Material Definitive Agreement

On February 1, 2006, KCP&L filed a rate increase request with the Kansas Corporation Commission (KCC), requesting an additional $42.3 million (10.5%) in annual revenues. KCP&L has reached a negotiated settlement of its request with certain parties to the rate proceedings, and filed on September 29, 2006, a Stipulation and Agreement (Agreement) containing the settlement with the Kansas Corporation Commission (KCC).

The parties to the Agreement are KCP&L, the Staff of the KCC, the Citizens’ Utility Ratepayers Board (CURB), Wal-Mart Stores Inc., and the International Brotherhood of Electrical Workers, Local Union Nos. 412, 1464 and 1613 (IBEW). Other parties to the rate proceedings may also join in, or not oppose, the Agreement.

The Agreement stipulates a $29 million increase in annual revenues effective January 1, 2007, with $4 million of that amount resulting from additional depreciation to help maintain cash flow levels as contemplated in the stipulation and agreement approved by the KCC (filed as Exhibit 10.2.a to Form 10-Q for the quarter ended June 30, 2005). The Agreement also provides for the apportionment of this increase among KCP&L’s customer classes. The Agreement does not propose an energy cost adjustment (ECA) clause; however, KCP&L has agreed to propose an ECA clause in its next rate case to be filed no later than March 1, 2007.

The Agreement recommends various accounting and other provisions, including but not limited to: (i) establishing for regulatory purposes annual pension cost for the period beginning January 1, 2007, of approximately $42.6 million ($19.6 million on a Kansas jurisdictional basis) through the creation of a regulatory asset or liability, as appropriate; (ii) establishing, effective January 1, 2006, a regulatory asset or liability as appropriate for costs arising from defined benefit plan settlements and curtailments which will be amortized over a five-year period beginning with the effective date of rates approved in KCP&L’s next rate case; and (iii) setting at 8.5% the equity rate for the equity component of the allowance for funds used during construction rate calculation for Iatan 2.

The Agreement is subject to KCC approval, and the Agreement is voidable if not approved in its entirety. The hearing on KCP&L’s rate request, scheduled to begin on October 2, 2006, has been rescheduled to start on October 5, 2006, to receive testimony on the Agreement. It is possible that the KCC may approve the Agreement as presented, or with changes, or may not approve the Agreement.

Wal-Mart Stores Inc. is a retail electric customer of KCP&L. IBEW represents KCP&L’s union employees.

Item 8.01	Other Events

The information set forth under Item 1.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Terry Bassham

Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/Terry Bassham

Terry Bassham
Chief Financial Officer

Date: October 2, 2006